Exhibit 10.146

CONFIDENTIAL TREATMENT REQUESTED. * * * * * * * * * * * INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.:  130339

AMD_00208956.0

AMENDMENT

Date of Amendment: August 1, 2016

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:
•	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * **

Or such other indexes as agreed by Licensee and MSCI in writing.

2.

Licensee may use the Index set forth in Section 1 above solely with respect to the following Licensee fund (each, a “ * * * * * * * * * * * * * * * * * * * * * * * *” and each * * * * * * * * * * * * * * * * * * * * * * * ** shall also be a “Fund” as such term is defined in the Agreement):

•	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * **

Or such other names as agreed by Licensee and MSCI in writing.

The * * * * * * * * * * * * * * * * * * * * * * * * * shall be exchange traded index funds listed on a national securities exchange located in the United States.

A.N.: 130339

AMD_00208956.0

3.

Licensee shall pay MSCI a * * * * * * * ** license fee * * * * * * * * based on * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * **, which fee shall be calculated and payable on a * * * * * * * * * * * * * **.  The * * * * * * * ** license fee shall be calculated * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * * * * **, as follows:

AUM of the relevant Fund	Quarterly License Fee
****************	***************************************** ***********************************************
************* *****************	***************************************** ***********************************************
************* *****************	***************************************** ***********************************************
************* *****************	***************************************** ***********************************************
***************	***************************************** ***********************************************

For the avoidance of doubt, the * * * * * * * ** license fees shall be calculated * * * * * * * * * * * **.  For example, * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * **.

“Expense Ratio” shall mean the * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * when dividing * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *.

Notwithstanding anything to the contrary contained herein, if any Fund * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * or if a Fund’s * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * or if a Fund has an * * * * * * * * * * * * * * * * * * * **, the * * * * * * * * * * licensee fee for such Fund shall * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *.

4.	Special Conditions:

a.

To the extent that this Amendment conflicts with the Agreement, this Amendment shall control.  No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.

MSCI may terminate this Amendment with respect to Index set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list an * * * * * * * * * * * * * * * * * * * * * * * * that is based on such Index.

A.N.: 130339

AMD_00208956.0

c.

If Licensee delists a particular * * * * * * * * * * * * * * * * * * * * * * * * or changes the underlying Index for such * * * * * * * * * * * * * * * * * * * * * * * *, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such * * * * * * * * * * * * * * * * * * * * * * * * shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors		MSCI Inc.

By	/s/ Manish Mehta	By	/s/ Alex Gil

Name	Manish Mehta	Name	Alex Gil

Title	Managing Director	Title	Executive Director

Date	8/12/16	Date	Sep 6, 2016

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